Property, Plant and Equipment	12 Months Ended
Dec. 31, 2012
Property, Plant and Equipment [Abstract]
Property, Plant and Equipment
(5) Property, Plant and Equipment
Property, plant and equipment consisted of the following:

	December 31,		Estimated useful
(in millions)	2012	2011	life
Land	$96	104	N/A
Buildings and improvements	878	834	8 - 20 years
Furniture and other equipment	411	408	2 - 8 years
Broadcast equipment	91	83	3 - 5 years
Computer equipment	185	167	2 - 4 years
Transponders (note 10)	137	150	8 - 15 years
Projects in progress	199	151	N/A
	1,997	1,897
Less accumulated depreciation	(866)	(813)
Property, plant and equipment, net	$1,131	1,084
QVC-Japan is finalizing a new headquarters in Japan that will include executive offices, television studios, showrooms, broadcast facilities, administrative offices and a call center for QVC-Japan. The total expected project cost is approximately $230 million and is expected to be completed in the first half of 2013. The cumulative cost of this project was $205 million through December 31, 2012.
QVC-U.K. transitioned to its new leased headquarters that includes executive offices, television studios, showrooms, broadcast facilities and administrative offices for QVC-U.K. in 2012. QVC-U.K. made certain improvements to its new leased facility costing approximately $50 million.